Exhibit 10.2

ADOPTION AGREEMENT

1.01	PREAMBLE

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)	☒	adopts a new plan as of January 1, 2018 [month, day, year]

(b)	☐	amends and restates its existing plan as of [month, day, year] which is the Amendment Restatement Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.

Original Effective Date: [month, day, year]

Pre-409A Grandfathering: ☐ Yes ☐ No

1.02	PLAN

Plan Name: Kennametal Inc. Restoration Plan

Plan Year: December 31

1.03	PLAN SPONSOR

Name:	Kennametal Inc.
Address:	1600 Technology Way, Latrobe, PA 15650
Phone # :	724-539-8338
EIN:	25-0900168
Fiscal Yr:	June 30

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?

☒ Yes ☐ No

October 3, 2017

1.04	EMPLOYER

The Plan Sponsor and any Related Employers, as selected and approved by the Administrator have been authorized by the Plan Sponsor to participate in the Plan.

1.05	ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	The Compensation Committee of the Board
Address:	1600 Technology Way, Latrobe, PA 15650

Note:	The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06	KEY EMPLOYEE DETERMINATION DATES

The Employer has designated June 30 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated July 1 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

October 3, 2017

2.01	PARTICIPATION

(a)	☒	Employees [complete (i), (ii) or (iii)]

	(i)	☐	Eligible Employees are selected by the Employer.

	(ii)	☒	Eligible Employees are those employees of the Employer who satisfy the following criteria:

Those Employees who’s Compensation is anticipated to exceed
the Internal Revenue Code Sec. 401(a)(17) limit in effect as of the 1st day of the applicable Plan Year (or $270,000 for the 1st
Plan Year) based upon the Employees Compensation earned in
the prior calendar year and those Employees who have
previously met the requirements for initial eligibility.

	(iii)	☐	Employees are not eligible to participate.

(b)	☒	Directors [complete (i), (ii) or (iii)]

	(i)	☐	All Directors are eligible to participate.

	(ii)	☐	Only Directors selected by the Employer are eligible to participate.

	(iii)	☒	Directors are not eligible to participate.

October 3, 2017

3.01	COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)	☐	Compensation is defined as:

(b)	☒	Compensation as defined in the Kennametal Thrift Plus Plan without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year plus, for purposes of any Employer Contributions provided under Section 5.01, any amounts deferred as Participant Contributions to this Plan for the applicable Plan Year.

(c)	☐	Director Compensation is defined as:

(d)	☐	Compensation shall, for all Plan purposes, be limited to $ .

(e)	☐	Not Applicable.

3.02	BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	Will be treated as Performance Based Compensation
	Yes	No
Annual Incentive Plan	☒	☐
Sales Incentive Plan	☒	☐
	☐	☐
	☐	☐
	☐	☐

October 3, 2017

4.01	PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and / or “percentage amount”.

(i) Compensation Other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a) Base Compensation			0%	50%	1%
(b)
(c)

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii) Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a) Annual Incentive Bonus			0%	100%	1%
(b) Sales Incentive Bonus			0%	100%	1%
(c)

(iii) Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max

(iv) Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer
Meeting Fees
Other:
Other:

October 3, 2017

(b)	Election Period

(i) Performance Based Compensation

A special election period

☒     Does                 ☐     Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii) Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☐     May                 ☒     May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

(c)	Revocation of Deferral Agreement

A Participant’s deferral agreement

☒ Will
☐ Will Not

be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer to the extent necessary to satisfy the requirements of Reg. Sec. 1.401(k)-1(d)(3). If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

(d)	No Participant Contributions

☐ Participant contributions are not permitted under the Plan.

October 3, 2017

5.01	EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a) Matching Contributions

(i)	Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)	☐	[insert percentage] of the Compensation the Participant has elected to defer for the Plan Year

(B)	☐	An amount determined by the Employer in its sole discretion

(C)	☐	Matching Contributions for each Participant shall be limited to $ and/or % of Compensation.

(D)	☐	Other:

(E)	☒	Not Applicable [Proceed to Section 5.01(b)]

(ii)	Eligibility for Matching Contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A)	☐	Describe requirements:

(B)	☐	Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

(C)	☐	No requirements

October 3, 2017

(iii)	Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:

(A)	☐	As of the last day of the Plan Year

(B)	☐	At such times as the Employer shall determine in its sole discretion

(C)	☐	At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

(D)	☐	Other:

(b) Other Contributions

(i)	Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)	☐	An amount equal to [insert number] % of the Participant’s Compensation

(B)	☒	An amount determined by the Employer in its sole discretion

(C)	☐	Contributions for each Participant shall be limited to $

(D)	☒	Other:
The same contribution percentage that the Participant would receive as either a Company Matching and/or Discretionary Contribution in the Kennametal Thrift Plus Plan offset by the maximum Contribution the Participant could have received under such Thrift Plus Plan for the applicable Plan Year

(E)	☐	Not Applicable [Proceed to Section 6.01]

October 3, 2017

(ii)	Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A)	☐	Describe requirements:

(B)	☒	Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)	☐	No requirements

(iii)	Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A)	☐	As of the last day of the Plan Year

(B)	☒	At such time or times as the Employer shall determine in its sole discretion

(C)	☐	Other:

(c) No Employer Contributions

☐	Employer contributions are not permitted under the Plan.

October 3, 2017

6.01	DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a) Timing of Distributions

(i)	All distributions shall commence in accordance with the following [choose one]:

	(A)	☒	As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).
	(B)	☐	Monthly on specified day [insert day]
	(C)	☐	Annually on specified month and day [insert month and day]
	(D)	☐	Calendar quarter on specified month and day [ month of quarter (insert 1,2 or 3); day (insert day)]

(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

	(A)	☐	Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for months [insert number of months].

	(B)	☐	Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases.

	(C)	☐	Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

	(D)	☐	Not applicable.

October 3, 2017

(b) Distribution Events

Participants may elect the following payment events and the associated form or forms of payment. If multiple events are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9). For purposes of the Specified Date event, this event can only be selected for Participant Contributions as indicated in Section 4.01.

			Lump Sum	Installments

(i)	☒	Specified Date	X	years

(ii)	☐	Specified Age		years

(iii)	☐	Separation from Service		years

(iv)	☒	Separation from Service plus 6 months	X	2-10 years

(v)	☐	Separation from Service plus months [not to exceed months]		years

(vi)	☐	Retirement		years

(vii)	☐	Retirement plus 6 months		years

(viii)	☐	Retirement plus months [not to exceed months]		years

(ix)	☐	Disability		years

(x)	☐	Death		years

(xi)	☐	Change in Control		years

The minimum deferral period for Specified Date or Specified Age event shall be one (1) year.

Installments may be paid [select each that applies]

☐	Monthly
☐	Quarterly
☒	Annually

(c)	Specified Date and Specified Age elections may not extend beyond age Not Applicable [insert age or “Not Applicable” if no maximum age applies].

October 3, 2017

(d) Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

	EVENTS	FORM OF PAYMENT
☐	Separation from Service	Lump sum Installments
☐	Separation from Service before Retirement	Lump sum Installments
☒	Death	X Lump sum Installments
☒	Disability	X Lump sum Installments
☐	Not Applicable

(e) Involuntary Cashouts

☐	If the Participant’s vested Account at the time of his Separation from Service does not exceed $ distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☒	There are no involuntary cashouts other than those permitted under Section 9.9 of the Plan.

(f) Retirement

☐	Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

☒	No special definition of Retirement applies.

October 3, 2017

(g) Distribution Election Change

A Participant

☒	Shall
☐	Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification two (2) number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h) Frequency of Elections

The Plan Sponsor

☒	Has
☐	Has Not

Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

October 3, 2017

7.01	VESTING

(a)	Matching Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

☐	Years of Service	Vesting	%
	0			(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

☐	Other:

☐	Class year vesting applies.

☒	Not applicable.

(b)	Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule unless such Participant has a Separation from Service for Cause as defined in Section 8.1 of the Plan and Appendix A to this Adoption Agreement:

☒	Years of Service	Vesting	%
	0	100		(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

☐	Other:

☐	Class year vesting applies.

☐	Not applicable.

October 3, 2017

(c) Acceleration of Vesting

A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:

(i)	☐ Death

(ii)	☐ Disability

(iii)	☐ Change in Control

(iv)	☐ Eligibility for Retirement

(v)	☐ Other:

(vi)	☒ Not applicable.

(d) Years of Service

(i)	A Participant’s Years of Service shall include all service performed for the Employer and

☐	Shall
☐	Shall Not

include service performed for the Related Employer.

(ii)	Years of Service shall also include service performed for the following entities:

(iii)	Years of Service shall be determined in accordance with (select one)

(A)	☐	The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B)	☐	The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C)	☐	The Participant’s Years of Service credited under [insert name of plan]

(D)	☐	Other:

(iv) ☒ Not	applicable.

October 3, 2017

8.01	UNFORESEEABLE EMERGENCY

(a) A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☐ Will
☒ Will Not [if Unforeseeable Emergency withdrawals are not
permitted, proceed to Section 9.01]

be allowed.

(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

☐ Will
☐ Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

October 3, 2017

9.01	INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a) ☒	The Participant or his Beneficiary

(b) ☐	The Employer

October 3, 2017

10.01	TRUST

The Employer [select one]:

☒ Does
☐ Does Not

intend to establish a rabbi trust as provided in Article 11 of the Plan.

October 3, 2017

11.01	TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor

☒ Reserves
☐ Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant’s Account

☐ Shall
☒ Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03	CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)	☒	A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)	☒	A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)	☒	A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)	☐	Not Applicable.

October 3, 2017

12.01	GOVERNING STATE LAW

The laws of Pennsylvania shall apply in the administration of the Plan to the extent not preempted by ERISA.

October 3, 2017

The Plan Sponsor has caused this Adoption Agreement to be executed this                      day of                 , 20            .

PLAN SPONSOR:

By:

Title:

October 3, 2017

APPENDIX A

For purposes of Sec. 7.01 “Cause” means that the Participant:

1.	shall be guilty of malfeasance, willful misconduct or gross negligence in the performance of services for the Employer;

2.	shall not make his or her services available to the Employer on a full time basis for any reason other than arising from Disability or from the Participant’s incapacity due to physical or mental illness or injury which does not constitute Disability and other than by reason of the fact that the Participant’s employment has been terminated by the Employer prior to, or within two years following, a Change in Control and other than for Cause; or”

3.	during the period of Participant’s employment by the Employer, shall, in any geographic area in which Kennametal is offering its services and products, without the prior written consent of the Employer:

a.	directly or indirectly engage in, or

b.	assist or have an active interest in (whether as a proprietor, partner, investor, shareholder, officer, director or any type of principal whatsoever), or enter the employ of, or act as agent for, or advisor or consultant to, any person, firm, partnership, association, corporation or business organization, entity or enterprise which is or is about to become directly or indirectly engaged in, any business which is competitive with any business of the Employer or any subsidiary or affiliate thereof in which the Participant is or was engaged; provided, however, that the foregoing provisions of this definition are not intended to include (or classify as “Cause”) the Participant’s purchasing, for investment, not in excess of 1% of any class of stock or other corporate security of any company which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

The Committee shall determine whether or not Cause existed for termination of Participant’s employment unless the Participant has a written employment agreement with the Employer, in which case the determination shall be made in the manner provided under the Participant’s said employment agreement.

October 3, 2017